UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

MasterCraft Boat Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee	37885
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 884-2221

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Supplement to Joint Proxy Statement/Prospectus

As previously disclosed, on February 5, 2026, MasterCraft Boat Holdings, Inc., a Delaware corporation (“MasterCraft”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Marine Products Corporation (“Marine Products”), Titan Merger Sub 1, Inc., a Delaware corporation and a wholly owned, direct subsidiary of MasterCraft (“Merger Sub I”), Titan Merger Sub 2, LLC., a Delaware limited liability company and a wholly owned, direct subsidiary of MasterCraft (“Merger Sub II”), and Marine Products. The Merger Agreement, among other things, provides for the combination of MasterCraft and Marine Products in a stock-and-cash transaction whereby (i) Merger Sub I will merge with and into Marine Products (the “First Merger”), with Marine Products surviving the First Merger as a direct wholly owned subsidiary of MasterCraft, and (ii) immediately following the First Merger, Marine Products will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of MasterCraft.

On March 16, 2026, MasterCraft filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which includes a prospectus with respect to the shares of MasterCraft’s common stock to be issued in the First Merger and a joint proxy statement for MasterCraft’s and Marine Products’ respective shareholders. The Registration Statement was declared effective on March 27, 2026, and on April 2, 2026, MasterCraft filed a final prospectus and Marine Products filed a definitive proxy statement (together, the “Joint Proxy Statement/Prospectus”). MasterCraft and Marine Products commenced mailing the Joint Proxy Statement/Prospectus to their respective stockholders of record on or about April 6, 2026.

Marine Products has received demand letters from purported Marine Products stockholders alleging, among other things, that the Joint Proxy Statement/Prospectus misrepresents and/or omits certain purportedly material information with respect to the Mergers (collectively, the “Demand Letters”). On April 22, 2026, two purported Marine Products stockholders filed two substantively identical complaints in the Supreme Court of the State of New York, County of New York, against Marine Products and the members of the Marine Products board. These complaints are captioned Jones v. Marine Products Corporation, et al., No. 652386/2026 and Morgan v. Marine Products Corporation, et al., No. 652434/2026 (the “Complaints”). The Complaints assert New York common law claims for negligence and negligent misrepresentation and concealment based on allegedly false and misleading statements in the Joint Proxy Statement/Prospectus, and they seek to enjoin or rescind the Mergers and recover attorneys’ and experts’ fees and expenses.

MasterCraft believes that the disclosures set forth in the Joint Proxy Statement/Prospectus comply fully with applicable law, denies the allegations in the pending Complaints and Demand Letters and believes no further disclosure is required to supplement the Joint Proxy Statement/Prospectus under applicable laws. However, solely to moot the claims in the Demand Letters and Complaints and to minimize the costs, burden, nuisance, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, MasterCraft has determined to voluntarily supplement the disclosures contained in the Joint Proxy Statement/Prospectus with the disclosures set forth in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

It is possible that additional, similar complaints may be filed, that the complaints described above may be amended or that additional demand letters will be received by MasterCraft and/or Marine Products. If this occurs, MasterCraft does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The MasterCraft board continues to unanimously recommend that MasterCraft stockholders vote “FOR” the share issuance proposal and “FOR” the MasterCraft adjournment proposal, as each is defined in the Joint Proxy Statement/Prospectus.

SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS

MasterCraft is providing additional information regarding the Joint Proxy Statement/Prospectus to its stockholders. These disclosures should be read in connection with, and should be deemed made as of the date of, the Joint Proxy Statement/Prospectus, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. Defined terms used but not defined herein have the meanings set forth in the Joint Proxy Statement/Prospectus. Paragraph and page references used herein refer to the Joint Proxy Statement/Prospectus before any additions or deletions resulting from the supplemental disclosures.

The disclosure in the section entitled “Summary — Interests of Directors and Executive Officers in the Mergers — Interests of Marine Products Directors and Executive Officers in the Mergers” is hereby supplemented by amending and restating the second sentence of the first paragraph of this section on page 28 of the Joint Proxy Statement/Prospectus as follows (with deleted text bold and stricken-through):

These interests ~~may~~ include, among others, treatment of outstanding Marine Products equity awards in connection with the transactions contemplated by the merger agreement, fees for each meeting of the special committee attended by each member thereof, transaction bonuses, and rights to ongoing indemnification and insurance coverage.

The disclosure in the section entitled “Risk Factors — Risks Related to the Mergers — Members of the management and boards of directors of MasterCraft and Marine Products have interests in the mergers that may be different from, or in addition to, those of other stockholders.” is hereby supplemented by amending and restating the second sentence of the third paragraph on page 60 of the Joint Proxy Statement/Prospectus as follows (with deleted text bold and stricken-through):

These interests ~~may~~ include, among others, treatment of outstanding Marine Products equity awards in connection with the transactions contemplated by the merger agreement, fees for each meeting of the special committee attended by each member thereof, transaction bonuses, and rights to ongoing indemnification and insurance coverage.

The disclosure in the section entitled “The Mergers — Background of the Mergers” is hereby supplemented by amending and restating the first sentence of the fourth paragraph of this section on page 79 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

In October 2023, as part of its routine outreach and dialogue with recreational marine manufacturing industry participants, representatives of Truist Securities met with representatives of the family office for the Rollins family, which is the beneficial owner of LOR, Marine Products’ largest stockholder, to discuss, among other topics, potential liquidity and strategic alternatives available to Marine Products, including sales to private equity firms and other strategic buyers, or secondary offerings of stock, with the goal of enhancing stockholder value.

The disclosure in the section entitled “The Mergers — Background of the Mergers” is hereby supplemented by amending and restating the first sentence of the last paragraph on page 80 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

On June 16, 2025, MasterCraft provided Marine Products with a draft mutual non-disclosure and standstill agreement with customary terms in order to facilitate the exchange of non-public information by both parties so that Marine Products and MasterCraft could further explore whether a potential transaction would be in the best interests of both companies and their respective stockholders.

The disclosure in the section entitled “The Mergers — Opinion of MasterCraft’s Financial Advisor — MasterCraft Financial Analyses — MasterCraft Selected Public Companies Analysis” is hereby supplemented by amending and restating the third paragraph of this section on page 115 of the Joint Proxy Statement/Prospectus as follows (with deleted text bold and stricken-through and new text bold and underlined):

The companies selected by Wells Fargo and the corresponding enterprise values and multiples were as follows:

•	~~Malibu Boats, Inc.~~

•	~~MasterCraft~~

Company	Enterprise Value ($m)	Enterprise Value /Adj. EBITDA
		CY2025E	CY2026P
Malibu Boats, Inc.	$670	9.5x	9.1x
MasterCraft	$318	11.1x	9.1x

The disclosure in the section entitled “The Mergers — Opinion of MasterCraft’s Financial Advisor — MasterCraft Financial Analyses — MasterCraft Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the second and third sentences of this section on page 116 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

The present values (as of December 31, 2025) of the free cash flows and the implied terminal values were calculated using discount rates reflecting the estimated weighted average cost of capital for MasterCraft ranging from 10.8% to 11.5%, which range was selected by Wells Fargo based on its professional judgment and experience. This analysis indicated a range of implied equity values per share for MasterCraft common stock, after taking into account MasterCraft’s net cash and cash equivalents of approximately $81.4 million, catch-up taxes and non-controlling interest, in each case as of December 31, 2025 and as provided by and approved for Wells Fargo’s use by MasterCraft management, of $35.16 to $38.80, as compared to the closing price per share of MasterCraft common stock of $23.12 on February 4, 2026.

The disclosure in the section entitled “The Mergers — Opinion of MasterCraft’s Financial Advisor — Marine Products Financial Analyses —Marine Products Selected Public Companies Analysis” is hereby supplemented by amending and restating the third paragraph of this section on page 116 of the Joint Proxy Statement/Prospectus as follows (with deleted text bold and stricken-through and new text bold and underlined):

The companies selected by Wells Fargo and the corresponding enterprise values and multiples were as follows:

•	~~Malibu Boats, Inc.~~

•	~~MasterCraft~~

Company	Enterprise Value ($m)	Enterprise Value /Adj. EBITDA
		CY2025E	CY2026P
Malibu Boats, Inc.	$670	9.5x	9.1x
MasterCraft	$318	11.1x	9.1x

The disclosure in the section entitled “The Mergers — Opinion of MasterCraft’s Financial Advisor — Marine Products Financial Analyses — Marine Products Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the second and third sentences of the first paragraph of this section on page 117 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

The present values (as of December 31, 2025) of the free cash flows and the implied terminal values were calculated using discount rates reflecting the estimated weighted average cost of capital for Marine Products ranging from 10.8% to 11.5%, which range was selected by Wells Fargo based on its professional judgment and experience. This analysis indicated a range of implied equity values per share for Marine Products common stock, after taking into account Marine Products’ net cash and cash equivalents of approximately $54.2 million, catch-up taxes and pension liabilities, in each case as of December 31, 2025 and as provided by and approved for Wells Fargo’s use by MasterCraft management, of $9.50 to $10.54, as compared to the closing price per share of Marine Products common stock of $9.94 on February 4, 2026.

The disclosure in the section entitled “The Mergers — Opinion of MasterCraft’s Financial Advisor — Marine Products Financial Analyses — Marine Products Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the second sentence of the second paragraph of this section on page 117 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

This analysis indicated a range of implied equity values per share for Marine Products common stock, after taking into account Marine Products’ net cash and cash equivalents of approximately $54.2 million, catch-up taxes and pension liabilities, in each case as of December 31, 2025 and as provided by and approved for Wells Fargo’s use by MasterCraft management, of $13.00 to $14.59, as compared to the closing price per share of Marine Products common stock of $9.94 on February 4, 2026.

The disclosure in the section entitled “The Mergers — Opinion of Marine Products’ Financial Advisor — Financial Analyses — Marine Products Financial Analyses—Selected Public Companies Analysis” is hereby supplemented by amending and restating the first sentence of the last full paragraph of this section on page 123 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

No company or business used in this analysis is identical to Marine Products nor, except for selected multiples applied in deriving an implied equity value per share reference range for Marine Products, were individual metrics observed for the selected companies independently determinative of the results of such analysis.

The disclosure in the section entitled “The Mergers — Opinion of Marine Products’ Financial Advisor — Financial Analyses — Marine Products Financial Analyses — Selected Transactions Analysis” is hereby supplemented by amending and restating the first sentence of the last full paragraph of this section on page 124 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

No company, business or transaction used in this analysis is identical to Marine Products or the Merger nor, except for selected multiples applied in deriving an implied equity value per share reference range for Marine Products, were individual metrics observed for the selected companies independently determinative of the results of such analysis.

The disclosure in the section entitled “The Mergers — Opinion of Marine Products’ Financial Advisor — Financial Analyses — Marine Products Financial Analyses — Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the second and third sentences of this section on page 124 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

Truist Securities calculated terminal values for Marine Products by applying to Marine Products’ cyclical average unlevered free cash flow from June 30, 2025 through June 30, 2030 a selected range of perpetuity growth rates, determined based on Truist Securities’ professional judgment, of 2.0% to 3.0%. The unlevered free cash flows and terminal values were then discounted to present value (as of September 30, 2025) using a selected range of discount rates of 12.5% to 13.5%, which discount rates were derived from a weighted average cost of capital calculation.

The disclosure in the section entitled “The Mergers — Opinion of Marine Products’ Financial Advisor — Financial Analyses — MasterCraft Financial Analyses — Selected Public Companies Analysis” is hereby supplemented by amending and restating the first sentence of the last full paragraph of this section on page 125 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

No company or business used in this analysis is identical to MasterCraft nor, except for selected multiples applied in deriving an implied equity value per share reference range for MasterCraft, were individual metrics observed for the selected companies independently determinative of the results of such analysis.

The disclosure in the section entitled “The Merger—Opinion of Marine Products’ Financial Advisor—Financial Analyses—MasterCraft’s Financial Analyses—Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the second and third sentences of the paragraph of this section on page 125 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

Truist Securities calculated terminal values for MasterCraft by applying to MasterCraft’s cyclical average unlevered free cash flow from June 30, 2025 through June 30, 2030 a selected range of perpetuity growth rates, determined based on Truist Securities’ professional judgment, of 2.0% to 3.0%. The unlevered free cash flows and terminal values were then discounted to present value (as of September 30, 2025) using a selected range of discount rates of 12.5% to 13.5%, which discount rates were derived from a weighted average cost of capital calculation.

The disclosure in the section entitled “The Mergers—Opinion of Marine Products’ Financial Advisor—Miscellaneous” is hereby supplemented by amending and restating the first sentence of the second full paragraph on page 126 of the Joint Proxy Statement/Prospectus as follows (with new text bold and underlined):

As the Marine Products board was aware, Truist Securities and its affiliates (including Truist Bank) in the past have provided, currently are providing, and in the future may provide investment banking and other financial services unrelated to the mergers to Marine Products, certain significant stockholders of Marine Products or related entities and/or their respective affiliates, for which Truist Securities and/or its affiliates have received or expect to receive compensation, including, during the approximate two-year period preceding the date of Truist Securities’ opinion, having acted or acting as a lender under certain credit facilities of, and/or having provided or providing certain corporate banking services to, Marine Products and certain significant stockholders of Marine Products and/or related entities, for which services during such two-year period Truist Securities and/or its affiliates received aggregate revenue of approximately $5.5 million (of which approximately 15% was attributable to services provided to Marine Products, approximately 30% was attributable to services provided to Rollins Inc. and certain related entities and approximately 55% was attributable to services provided to RPC Inc. and certain related entities).

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (this “Current Report”) are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events or future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause MasterCraft’s, Marine Products’ or the combined company’s actual results, levels of activity, performance, or achievements or those of the boating industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “anticipate,” “believe,” “project,” “estimate,” “intend,” “plan,” “pro forma,” or any variations or other comparable terminology.

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to, risks and uncertainties around the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to the completion of the proposed transactions are not satisfied in a timely manner or at all; the possibility that competing offers or proposed transaction proposals may be made; the risks arising from the integration of the MasterCraft and Marine Products businesses; the risk that the anticipated benefits and synergies of the proposed transactions may not be realized when expected or at all and that the proposed transactions may not be completed in a timely manner or at all; the risk of unexpected costs or expenses resulting from the proposed transactions; the risk of litigation related to the proposed transactions, including resulting expense or delay; the risks related to disruption to ongoing business operations and diversion of management’s time as a result of the proposed transactions; the risk that the proposed transactions may have an adverse effect on the ability of MasterCraft and Marine Products to retain key personnel, dealers and suppliers; the risk that the credit ratings of the combined company declines following the proposed transactions; the risk that the announcement or the consummation of the proposed transactions has a negative effect on the market price of the capital stock of MasterCraft and Marine Products or on MasterCraft’s and Marine Products’ operating results; the risk of product liability litigation or government or regulatory action, including related to product liability claims; the risk of product efficacy or safety concerns resulting in product recalls or regulatory action; risks relating to inflation and other economic factors, such as interest rate and currency exchange rate fluctuations, government trade or similar regulatory actions (including current and potential trade and tariff actions and other constraints on trade affecting the countries where MasterCraft and Marine Products operate and the resulting negative impacts on each company’s supply chain, commodity costs, and consumer spending), natural disasters, acts of war, terrorism, catastrophes, pandemics, epidemics, or other disease outbreaks, the prices and availability of MasterCraft’s and Marine Products’ raw materials, manufacturing difficulties or delays or supply chain disruptions, disruptions in the capital and credit markets, counterparty defaults (including dealers, suppliers and financial institutions with which MasterCraft’s and Marine Products’ do business), impairment of goodwill and intangible assets and projections of operating results and other factors that may affect impairment testing; changes in customer preferences; severe weather conditions; regional instabilities and hostilities; potential competitive pressures on selling prices for the products of MasterCraft and Marine Products; general economic and political conditions globally and in the markets in which MasterCraft and Marine Products do business; the ability to maintain key dealer relationships, competition, including technological advances, new products, and intellectual property attained by competitors; challenges inherent in new product research and development; uncertainty of commercial success for new and existing products and digital capabilities; challenges to intellectual property protections; the ability of MasterCraft and Marine Products to successfully execute business development strategy and other strategic plans; changes to applicable laws and regulations and other requirements imposed by stakeholders; and changes in behavior and spending patterns of consumers.

These and other important factors discussed under the caption “Risk Factors” in MasterCraft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the SEC on August 27, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, and Marine Products’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, as amended by Amendment No. 1 to the Annual Report on Form 10-K, filed with the SEC on April 29, 2026, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, in each case could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this Current Report.

Any such forward-looking statements represent estimates as of the date of this Current Report. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report. Marine Products undertakes no obligation (and expressly disclaims any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparisons of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Additional Information and Where to Find It

In connection with the proposed transactions, MasterCraft filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), that included a prospectus with respect to the shares of MasterCraft’s common stock to be issued in the proposed transactions and a joint proxy statement/prospectus for MasterCraft’s and Marine Products’ respective stockholders (the “Joint Proxy Statement/Prospectus”). The Registration Statement was declared effective by the SEC on March 27, 2026 and MasterCraft and Marine Products commenced mailing the definitive Joint Proxy Statement/Prospectus to stockholders of MasterCraft and Marine Products on April 6, 2026. Each of MasterCraft and Marine Products may also file with or furnish to the SEC other relevant documents regarding the proposed transactions. This communication is not a substitute for the Registration Statement, the definitive Joint Proxy Statement/Prospectus or any other document that MasterCraft and Marine Products may mail to their respective stockholders in connection with the proposed transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT MASTERCRAFT, MARINE PRODUCTS AND THE PROPOSED TRANSACTIONS.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from MasterCraft at its website, www.mastercraft.com, or from Marine Products at its website, www.marineproductscorp.com. Documents filed with the SEC by MasterCraft will be available free of charge by accessing the investor section of MasterCraft’s website, www.investors.mastercraft.com, or, alternatively, by directing a request by email to MasterCraft at investorrelations@mastercraft.com and documents filed with the SEC by Marine Products will be available free of charge by accessing Marine Products’ website at www.marineproductscorp.com under the heading Investor Relations or, alternatively, by directing a request by email to Marine Products at jlarge@marineproductscorp.com.

Participants in the Solicitation

MasterCraft, Marine Products and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of MasterCraft and Marine Products in connection with the proposed transactions under the rules of the SEC. Information regarding MasterCraft’s directors and executive officers is available in MasterCraft’s proxy statement dated September 15, 2025 for its 2025 Annual Meeting of Stockholders (available here). To the extent holdings of MasterCraft common stock by the directors and executive officers of MasterCraft have changed from the amounts of MasterCraft common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (available at https://www.sec.gov/edgar/browse/?CIK=1638290&owner=exclude). Information regarding Marine Products’ directors and executive officers is available in Marine Products’ Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on April 29, 2026 (available here). To the extent holdings of Marine Products common stock by the directors and executive officers of Marine Products have changed from the amounts of Marine Products common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (available at https://www.sec.gov/edgar/browse/?CIK=1129155&owner=exclude). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the definitive Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the SEC’s website at www.sec.gov or from MasterCraft or Marine Products using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 2026	MASTERCRAFT BOAT HOLDINGS, INC.

	By:	/s/ W. Scott Kent
W. Scott Kent
Chief Financial Officer